UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 6, 2020

ARES CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00663	33-1089684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor, New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.001 par value	ARCC	NASDAQ Global Select Market
6.875% Senior Notes due 2047	AFC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 10, 2020, Ares Capital Corporation (the “Company”) entered into an equity distribution agreement (the “Regions Equity Distribution Agreement”) with Regions Securities LLC (“Regions”), Ares Capital Management LLC and Ares Operations LLC on the same terms as the equity distribution agreement, dated November 8, 2019 (together with the Regions Equity Distribution Agreement, the “Equity Distribution Agreements”), entered into with Truist Securities, Inc. (together with Regions, the “Sales Agents”) for the purpose of adding Regions as an additional Sales Agent under the Company’s existing “at the market” program equity offering. The Equity Distribution Agreements provide that the Company may from time to time issue and sell shares of its common stock, par value $0.001 per share (the “Shares”), having an aggregate offering price of up to $500,000,000, through the Sales Agents, or to them as principal for their own respective accounts.

Further details regarding the Equity Distribution Agreements and the “at the market” program equity offering are set forth in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 8, 2019, which is incorporated by reference herein.

The foregoing description is only a summary of the material provisions of the Equity Distribution Agreements and does not purport to be complete and is qualified in its entirety by reference to the full text of each of the Equity Distribution Agreements, filed as Exhibit 10.1 to this Current Report on Form 8-K and Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 8, 2019, and incorporated by reference herein.

The Shares will be issued pursuant to the Company’s Registration Statement on Form N-2 (File No. 333-230351) that was filed with the SEC on May 29, 2019 and the prospectus supplement, dated August 10, 2020.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 1.02 Termination of a Material Definitive Agreement.

On August 6, 2020, the Company provided written notice to Capital One Securities, Inc. of its election to terminate the Equity Distribution Agreement, dated November 8, 2019, by and among the Company, Ares Capital Management LLC, Ares Operations LLC and Capital One Securities, Inc. (the “Capital One Equity Distribution Agreement”). The termination of the Capital One Equity Distribution Agreement was effective August 7, 2020.

The material terms of the Capital One Equity Distribution Agreement are summarized in the Company’s Current Report on Form 8-K filed on November 8, 2019, which is incorporated herein by reference. Such summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Capital One Equity Distribution Agreement, filed as Exhibit 10.2 to the above-referenced Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

5.1	Opinion of Venable LLP, dated August 10, 2020
10.1	Equity Distribution Agreement, dated as of August 10, 2020, among Ares Capital Corporation, Ares Capital Management LLC, Ares Operations LLC and Regions Securities LLC
23.1	Consent of Venable LLP (included in Exhibit 5.1)
23.2	Consent of KPMG LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CAPITAL CORPORATION

Date: August 10, 2020

	By:	/s/ Penni F. Roll
	Name:	Penni F. Roll
	Title:	Chief Financial Officer